UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2016

PROTO SCRIPT PHARMACEUTICAL CORP.

(Exact name of registrant as specified in charter)

Nevada	333-175146	99-0363803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9830 6th Street, Suite 103 Rancho Cucamonga, California	91730
(Address of principal executive offices)	(Zip Code)

(855) 476-7679

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01

Other Events.

On October 10, 2016, Yanex Group, Inc. (the “Company”) received approval from FINRA for its previously announced 10 for 1 forward split and name change to Proto Script Pharmaceutical Corp.  The name change/forward split took effect at the open of business on October 13, 2016.  The Company’s new symbol will be YNXGD.  The “D” will be removed in 20 business days and the symbol will change to PSCR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO SCRIPT PHARMACEUTICAL CORP.

Date: October 13, 2016	By:	/s/ Michelle Rico
Michelle Rico, President